Exhibit 99.1
CrossFirst Bankshares, Inc. to Expand Arizona Franchise with Acquisition of Canyon

Bancorporation,
Inc. and

Canyon Community Bank, N.A.
LEAWOOD, Kan.--(BUSINESS WIRE)-- CrossFirst

Bankshares, Inc. (Nasdaq: CFB, “CrossFirst”) and
Canyon Bancorporation, Inc. (“Canyon”) today announced that they have entered into a definitive merger agreement under which CrossFirst and Canyon will consummate a business combination transaction resulting in the mergers of Canyon with and into CrossFirst and Canyon’s bank subsidiary,

Canyon Community Bank,
N.A. (“Canyon Bank”), merging with and into CrossFirst’s bank subsidiary, CrossFirst Bank (“CFB Bank”), in a stock and cash transaction. Canyon Bank had total loans of $122 million and total deposits of $169 million as of March 31, 2023 and currently operates one banking location in Tucson, Arizona.

The combination will bring together complementary banking platforms focused on serving small businesses and the surrounding communities they serve. The transaction continues CrossFirst’s commitment to expansion in the Southwest with the addition of a branch in Arizona’s second largest metropolitan area.

CrossFirst believes that providing Canyon Bank’s clients with access to CFB Bank’s broader array of
banking products and capabilities will provide enhanced

benefits for Canyon Bank clients, as well as provide
synergies with CrossFirst’s existing presence in the Phoenix market.

“We are excited to welcome

Canyon Bank’s clients and employees to our CrossFirst team,” commented Mike
Maddox, CrossFirst’s President and Chief Executive Officer.

“This
transaction represents a natural extension
of our growth opportunity in Arizona by providing a strategic presence in Tucson with a strong core deposit base and liquidity position, while also supplementing our existing presence in the metro Phoenix market.”
“We believe this is an exciting

moment for Canyon Bank.

We will continue to serve our clients in our local
community and be able to offer enhanced technologies, products and services,” said Bo Hughes, Canyon
Bank’s President and Chief Executive Officer.
Canyon shareholders are expected to receive a combination of cash and CrossFirst common stock as consideration for their shares of Canyon common stock, with an aggregate transaction value estimated at $15.1 million based on the current CrossFirst stock price.
The business combination was approved by the Board of Directors of each company and bank. The transaction
is expected to close in the second half of 2023, subject to approval by bank regulatory authorities, as well as the satisfaction of other customary closing conditions.
CrossFirst was advised in this transaction by Raymond James & Associates, Inc. as financial advisor and
Stinson LLP as legal counsel. Canyon was advised by

Keefe, Bruyette & Woods, A Stifel Company as
financial advisor and Hunton

Andrews

Kurth LLP

as legal counsel.
About CrossFirst Bankshares,

Inc.
CrossFirst Bankshares, Inc. (Nasdaq: CFB) is a Kansas corporation and a registered bank holding company for its wholly owned subsidiary CrossFirst Bank, a full-service financial institution that offers products and services to businesses, professionals, individuals, and families. CrossFirst, headquartered in Leawood,
Kansas, has locations in Kansas, Oklahoma, Texas, Missouri, Colorado, New Mexico and Arizona.

About Canyon Bancorporation, Inc.

Canyon Bancorporation, Inc. is an Arizona corporation and a registered bank holding company for its wholly owned subsidiary Canyon Community Bank, N.A., a full-service financial institution that offers products and services to businesses, professionals, individuals, and families from its branch location in Tucson, Arizona.
Forward-Looking Statements
Certain statements in this press release which are not historical in nature are intended to be forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements regarding the benefits of the proposed business combination transaction with Canyon and Canyon Bank, including future financial and operating results
(including the anticipated impact of the transaction on CrossFirst’s earnings and book value), the consideration payable in connection with the acquisition, statements related to the expected completion and timing of

the completion of the business combination, and the combined company’s plans, objectives, expectations and intentions. Forward-looking statements often, but not always, include words such as
“believes,” “expected,” “anticipated,” “estimates,” “opportunities,” “approximately,” “plans,” “will” or the negative of these words, variations thereof or other similar words and expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Because forward-looking statements are subject to assumptions and uncertainties,

actual results or future events could
differ, possibly materially,

from those that CrossFirst anticipated in its forward-looking statements and future
results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, the following: the expected benefits of the acquisition of Canyon and Canyon Bank may not materialize in the timeframe expected or at all, or may be more costly to achieve;
the acquisition may not be timely completed, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement; the outcome of any legal proceedings that may be instituted against CrossFirst,
Canyon or Canyon Bank; prior to the completion of the acquisition or thereafter, CrossFirst’s and Canyon’s
respective businesses may not perform as expected due to transaction-related uncertainty or other factors; the parties may be unable to successfully implement integration strategies; required regulatory or other approvals may not be obtained or other closing conditions may not be satisfied in a timely manner or at all; adverse regulatory conditions may be imposed in connection with regulatory approvals of the acquisition;
reputational risks and risks relating to the reaction of the companies’ customers or employees to the transaction, including the effects on the ability of CrossFirst to attract or retain customers and key personnel;
CrossFirst’s dependence on its management team, including its ability to attract, hire and retain qualified management personnel and diversion of management time on acquisition-related issues; uncertainty and volatility in financial, commodities and other markets; CrossFirst's ability to maintain sufficient liquidity and capital; increased capital requirements imposed by banking regulators; changes in the laws, rules, regulations, interpretations or policies relating to financial institutions, banking, consumer protection, securities and tax matters; and disruptions to banking and other financial activity. Such risks, uncertainties and factors could harm CrossFirst’s or Canyon's business, financial position, and results of operations, and could adversely affect the timing and anticipated benefits of the proposed acquisition. Additional discussion of these and other risks, uncertainties and factors affecting CrossFirst’s business is contained in CrossFirst’s filings with
the Securities and Exchange Commission (the “SEC”), including in CrossFirst’s Annual Report on Form 10-
K for the fiscal year ended December 31, 2022, its Quarterly Reports on Form 10-Q and its other filings with the SEC. The reader should not place undue reliance on forward-looking statements since the statements
speak only as of the date that they are made. Except as required by law, CrossFirst undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in our business, results of operations or financial condition over time.

Any annualized, pro forma, projected, and estimated numbers

in this document are used for illustrative
purposes only, are not forecasts and may not reflect actual results. Except to the extent required by applicable law or regulation, each of CrossFirst and Canyon disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made.
Media Contact:
Meggin Nilssen, Chief of Staff
meggin.nilssen@crossfirstbank.com
(913) 302-1915
Investor Contact:
Heather Worley, Director of Investor Relations
heather@crossfirst.com
(214) 676-4666
Source: CrossFirst Bankshares, Inc.